UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2021

Advent Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-7035

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (the “SEC”) issued the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”) that highlighted the complex nature of warrants of a kind similar to those issued by Advent Technologies Holdings, Inc., a Delaware corporation (the “Company”), at the time of its initial public offering in November 2018 and the placement warrants issued in November 2018 and the working capital warrants issued in February 2021 (collectively, the “Warrants”). The Staff Statement informed market participants that warrants issued by SPACs may require classification as a liability, with non cash fair value adjustments recorded in earnings at each reporting period.  The Company had previously classified its issued warrants as equity.

Based on the Staff Statement, the Company re-evaluated the accounting treatment of the Warrants recorded in the Company’s consolidated financial statements. The Company concluded that the Warrants did not meet the conditions to be classified within equity under the Staff Statement and should have been presented as a liability and marked to fair value each reporting period. Company management conducted this re-evaluation in consultation with Marcum LLP, the independent registered public accounting firm of AMCI during the Non-Reliance Periods (as defined below) (“Marcum”), as well as the Company’s current independent registered public accounting firm, Ernst & Young (Hellas) Certified Auditors Accountants, S.A. (“EY”).

The historical financial statements of Advent Technologies, Inc. are not affected by the Staff Statement. As previously announced, Advent Technologies, Inc. and AMCI consummated a business combination on February 4, 2021. In connection with the consummation of the business combination, AMCI changed its name to Advent Technologies Holdings, Inc. Consistent with industry practice among SPACs, AMCI had been accounting for the Warrants within equity, and recorded the Warrants as equity classified in its pre-merger, historical consolidated financial statements. Because the business combination was consummated on February 4, 2021, the Form 10-Q for the quarter in which the transaction closed has not yet been filed. However, consistent with the Staff Statement, the Company intends to restate the historical financial statements of AMCI such that the Warrants are accounted for as liabilities and marked-to-market each applicable reporting period.

On May 7, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), after considering the recommendations of management, concluded that in light of the Staff Statement it was appropriate for the Company to restate the following financial statements previously filed with the SEC: (i) its audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 26, 2021 for the year ended December 31, 2020 and December 31, 2019 and (ii) its unaudited financial statements included in our Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and March 31, 2019, the three and six months ended June 30, 2020  and June 30, 2019 and the three and nine months ended September 30, 2020 and September 30, 2019 (collectively, the “Non-Reliance Periods”). Accordingly, the financial statements referred to in the preceding sentence should not be relied upon. Similarly, any description of the financial results for the Non-Reliance Periods that are disclosed in any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company should no longer be relied upon.

The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of the Warrants and to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K/A”) reflecting the reclassification of the Warrants for the Non-Reliance Periods as soon as practicable. The adjustments to the financial statement items for the Non-Reliance Periods will be set forth through disclosures in the financial statements included in the Form 10-K/A.

In connection with the restatement, management is reassessing the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2020.

The Company currently expects that the reclassification of the Warrants will have no impact on its historical liquidity, cash flows or revenues. On a preliminary basis, and subject to change as management completes the restatement, it is expected that the liabilities on the Company’s balance sheet in its restated consolidated financial statements for the year ended December 31, 2020 will increase by approximately $105 to $115 million, total stockholders’ equity will decrease by approximately $105 to $115 million and expenses in its Statement of Operations will increase by approximately $95 to $105 million. These estimates are preliminary and subject to change as management completes the restatement.  Our independent registered public accounting firm has not audited or reviewed these estimates or ranges.  An audit of annual financial statements and/or review of quarterly financial statements could result in material changes to these ranges and estimates.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements.  These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “could,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning.  These forward-looking statements address various matters including the Company’s analysis of the classification of its warrants.  Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.  Applicable risks and uncertainties include, but are not limited to, further changes in or developments regarding accounting guidance regarding warrants, adjustments to the estimates shared in this report following review by the Company’s independent auditors, as well as the risks identified under the heading "Risk Factors" in our Annual Report on Form 10-K, and filed with the Securities and Exchange Commission, as well as the other information we file with the SEC, including filings on Current Reports on Form 8-K.  We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K.  You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements.  Our business is subject to substantial risks and uncertainties, including those referenced above.  Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

Advent Technologies Holdings, Inc.

By:	/s/ Vassilios Gregoriou
Name:	Vassilios Gregoriou
Title:	Chairman and Chief Executive Officer